Exhibit 99.2

Unaudited Condensed Consolidated Financial Statements

As of 30 June 2015 and the Six Month Periods Ended 30 June 2015 and 2014

Index

Page

Unaudited Condensed Consolidated Income Statements for the Six Months ended 30 June 2015 and 2014	3

Unaudited Condensed Consolidated Statements of Comprehensive Income for the Six Months ended 30 June 2015 and 2014	4

Unaudited Condensed Consolidated Balance Sheets as at 30 June 2015 and 31 December 2014	5-6

Unaudited Condensed Consolidated Cash Flow Statements for the Six Months ended 30 June 2015 and 2014	7

Unaudited Condensed Consolidated Statements of Changes in Equity for the Six Months ended 30 June 2015 and 2014	8-9

Notes to the Unaudited Condensed Consolidated Financial Statements	10-22

Unaudited Condensed Consolidated Income Statements

	Notes	Six months ended 30.6.15 £m	Six months ended 30.6.14 £m
Continuing operations
Sales	2	1,969	1,881
Operating expenses		(1,864)	(1,685)
Operating profit	2	105	196
Share of post-tax profits of associates and joint ventures		5	4
Retirement benefit obligations net interest cost	4	(6)	(8)
Interest expense	5	(25)	(31)
Interest income	5	3	3
Profit before tax		82	164
Tax	6	(26)	(42)
Profit for the period from continuing operations		56	122
Discontinued operations
Profit for the period from discontinued operations	8	—	92
Total profit for the period		56	214

Attributable to:
Shareholders of Rexam PLC		55	214
Non controlling interests		1	—
		56	214

Basic earnings per share (pence)	7
Continuing operations		7.8	15.8
Discontinued operations		—	11.9
Total		7.8	27.7
Diluted earnings per share (pence)	7
Continuing operations		7.8	15.6
Discontinued operations		—	11.8
Total		7.8	27.4

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Unaudited Condensed Consolidated Statements of Comprehensive Income

	Six months ended 30.6.15 £m	Six months ended 30.6.14 £m
Total profit for the period	56	214
Other comprehensive loss for the period:
Items that will not be reclassified to profit or loss:
Retirement benefits: actuarial losses	(32)	(8)
Retirement benefits: tax on actuarial losses	10	2
Total items that will not be reclassified to profit or loss	(22)	(6)
Items that may be reclassified to profit or loss:
Exchange differences before recognition of net investment hedges	(89)	(81)
Net investment hedges recognised	47	19
Exchange differences recognised in the income statement on disposal of businesses	—	(152)
Cash flow hedges recognised	(18)	2
Cash flow hedges transferred to the income statement	13	1
Cash flow hedges transferred from inventory	—	9
Tax on cash flow hedges	(3)	(2)
Total items that may be reclassified to profit or loss	(50)	(204)
Total other comprehensive loss for the period	(72)	(210)
Total comprehensive (loss)/income for the period	(16)	4

Continuing operations	(16)	80
Discontinued operations	—	(76)
Total comprehensive (loss)/income for the period	(16)	4

Attributable to:
Shareholders of Rexam PLC	(15)	4
Non controlling interests	(1)	—
	(16)	4

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Unaudited Condensed Consolidated Balance Sheets

	Notes	As at 30.6.15 £m	Audited As at 31.12.14 £m
Assets
Non current assets
Goodwill	10	1,183	1,218
Other intangible assets	11	105	26
Property, plant and equipment	12	1,324	1,275
Investments in associates and joint ventures		86	80
Pension assets	4	71	89
Insurance backed assets		22	23
Deferred tax assets		211	210
Trade and other receivables		198	177
Derivative financial instruments	14/15	113	167
		3,313	3,265
Current assets
Inventories		522	504
Insurance backed assets		2	2
Trade and other receivables		556	490
Derivative financial instruments	14/15	24	38
Cash and cash equivalents	14/15	187	288
		1,291	1,322
Total assets	2	4,604	4,587

Unaudited Condensed Consolidated Balance Sheets

	Notes	As at 30.6.15 £m	Audited As at 31.12.14 £m
Liabilities
Current liabilities
Borrowings	14/15	(380)	(292)
Derivative financial instruments	14/15	(51)	(42)
Current tax		(6)	(10)
Trade and other payables		(849)	(806)
Provisions	13	(31)	(18)
		(1,317)	(1,168)
Non current liabilities
Borrowings	14/15	(1,049)	(1,124)
Derivative financial instruments	14/15	(153)	(161)
Retirement benefit obligations	4	(485)	(482)
Deferred tax liabilities		(43)	(40)
Non current tax		(50)	(55)
Other payables		(63)	(64)
Provisions	13	(69)	(79)
		(1,912)	(2,005)
Total liabilities	2	(3,229)	(3,173)
Net assets		1,375	1,414

Equity
Ordinary share capital		567	567
Non equity B shares		—	1
Share premium account		424	424
Capital redemption reserve		926	925
Retained loss		(342)	(292)
Other reserves		(259)	(211)
Shareholders’ equity		1,316	1,414
Non controlling interests		59	—
Total equity		1,375	1,414

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Unaudited Condensed Consolidated Cash Flow Statements

	Notes	Six months ended 30.6.15 £m	Six months ended 30.6.14 £m
Cash flows from operating activities
Cash generated from operations	16	141	135
Interest paid		(30)	(29)
Tax paid		(36)	(28)
Net cash flows from operating activities		75	78
Cash flows from investing activities
Capital expenditure		(107)	(95)
Proceeds from sale of property, plant and equipment		—	7
Acquisition of businesses	17	(72)	—
Disposal of businesses		7	461
Pension escrow investment payment		(8)	(8)
Loan to joint venture		(2)	6
Dividends received from associate		1	—
Interest received		3	3
Other investing activities		—	(3)
Net cash flows from investing activities		(178)	371
Cash flows from financing activities
Proceeds from borrowings	14	48	71
Repayment of borrowings	14	(1)	(7)
Settlement of financing derivatives		41	5
Dividends paid to equity shareholders	9	(84)	(92)
Return of cash to shareholders		(1)	(450)
Purchase of Rexam PLC shares by Employee Share Trust		—	(7)
Net cash flows from financing activities		3	(480)
Net decrease in cash and cash equivalents		(100)	(31)

Cash and cash equivalents at the beginning of the period		271	191
Exchange differences and other non cash items		(7)	1
Net decrease in cash and cash equivalents		(100)	(31)
Cash and cash equivalents at the end of the period		164	161

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Unaudited Condensed Consolidated Statements of Changes in Equity

	Ordinary share capital £m	Non equity B shares £m	Share premium account £m	Capital redemption reserve £m	Retained loss £m	Other reserves £m	Non controlling interests £m	Total equity £m
At 1 January 2015	567	1	424	925	(292)	(211)	—	1,414
Profit for the period	—	—	—	—	55	—	1	56
Retirement benefits and other: actuarial losses	—	—	—	—	(32)	—	—	(32)
Retirement benefits and other: tax on actuarial losses	—	—	—	—	10	—	—	10
Exchange differences before recognition of net investment hedges	—	—	—	—	—	(87)	(2)	(89)
Net investment hedges recognised	—	—	—	—	—	47	—	47
Cash flow hedges recognised	—	—	—	—	—	(18)	—	(18)
Cash flow hedges transferred from the income statement	—	—	—	—	—	13	—	13
Tax on cash flow hedges	—	—	—	—	—	(3)	—	(3)
Total other comprehensive loss for the period	—	—	—	—	(22)	(48)	(2)	(72)
Total comprehensive (loss)/income for the period	—	—	—	—	33	(48)	(1)	(16)
Share options: value of services provided	—	—	—	—	1	—	—	1
Share options: tax directly in reserves	—	—	—	—	1	—	—	1
Acquisition of businesses (Note 17)	—	—	—	—	(1)	—	60	59
Return of cash to shareholders	—	(1)	—	1	—	—	—	—
Dividends paid	—	—	—	—	(84)	—	—	(84)
Total transactions with owners recognised directly in equity	—	(1)	—	1	(83)	—	60	(23)
At 30 June 2015	567	—	424	926	(342)	(259)	59	1,375

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Unaudited Condensed Consolidated Statements of Changes in Equity

	Ordinary share capital £m	Non equity B shares £m	Share premium account £m	Capital redemption reserve £m	Retained loss £m	Other reserves £m	Total equity £m
At 1 January 2014	566	—	602	746	(100)	55	1,869
Profit for the period	—	—	—	—	214	—	214
Retirement benefits and other: actuarial losses	—	—	—	—	(8)	—	(8)
Retirement benefits and other: tax on actuarial losses	—	—	—	—	2	—	2
Exchange differences before recognition of net investment hedges	—	—	—	—	—	(81)	(81)
Net investment hedges recognised	—	—	—	—	—	19	19
Exchange differences recognised on the disposal of businesses	—	—	—	—	—	(152)	(152)
Cash flow hedges recognised	—	—	—	—	—	2	2
Cash flow hedges transferred to inventory	—	—	—	—	—	9	9
Cash flow hedges transferred from the income statement	—	—	—	—	—	1	1
Tax on cash flow hedges	—	—	—	—	—	(2)	(2)
Total other comprehensive loss for the period	—	—	—	—	(6)	(204)	(210)
Total comprehensive income/(loss) for the period	—	—	—	—	208	(204)	4
Share options: value of services provided	—	—	—	—	4	—	4
Share options: tax directly in reserves	—	—	—	—	1	—	1
Purchase of Rexam PLC shares by Employee Share Trust	—	—	—	—	(7)	—	(7)
Return of cash to shareholders	—	1	(180)	179	(452)	—	(452)
Dividends paid	—	—	—	—	(92)	—	(92)
Total transactions with owners recognised directly in equity	—	1	(180)	179	(546)	—	(546)
At 30 June 2014	566	1	422	925	(438)	(149)	1,327

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

Notes to the Unaudited Condensed Consolidated Financial Statements

1.                  BASIS OF PREPARATION

The unaudited condensed consolidated financial statements as at 30 June 2015 and for the six months ended 30 June 2015 and 2014 have been prepared in accordance with IAS34 ‘Interim Financial Reporting’. They should be read in conjunction with the Group’s audited consolidated financial statements for the year ended 31 December 2014 which were prepared in accordance with IFRS as issued by the International Accounting Standards Board (IASB) and IFRS Interpretations Committee (IFRS IC) interpretations, collectively ‘IFRS’.

In the opinion of Rexam’s management, the unaudited interim condensed consolidated financial statements have been prepared on the same basis as the Group’s audited consolidated financial statements and reflect all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair statement of the Group’s financial position and results of operations for the periods presented. The results for the periods presented herein are not indicative of the results for the year. The Group’s quarterly revenue and cash flows are subject to seasonal fluctuations.

The accounting policies adopted in the unaudited condensed consolidated financial statements are consistent with those set out in the Group’s audited financial statements for the year ended 31 December 2014 and are updated for IFRS reporting developments applicable to the periods presented.

The following accounting standards are effective for accounting periods beginning after 1 January 2015 and have not yet been adopted by the Group.

(i)  IFRS9 ‘Financial Instruments’. The standard addresses the classification, measurement and recognition of financial assets and liabilities. The standard is effective for accounting periods beginning on or after 1 January 2018 and earlier adoption is permitted. The Group has yet to assess the full impact of IFRS9.

(ii) IFRS15 ‘Revenue from Contracts with Customers’. The standard addresses revenue recognition and establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The standard is effective for accounting periods beginning on or after 1 January 2018 and earlier adoption is permitted. The Group is currently assessing the impact of IFRS15.

There are no other IFRS not yet effective that would be expected to have an impact on the Group.

The consolidated cash flow statement for the six months ended 30 June 2014 and year ended 31 December 2014 includes a revision relating to the classification of a settlement of a government incentive in Brazil for indirect taxes. A £18m and £22m outflow, respectively, has been reclassified to “Cash generated from operations” from “Repayment of borrowings”. The Group believes that this revision is not material to the condensed consolidated set of financial statements taken as a whole.

These unaudited condensed consolidated financial statements were authorised for issue by the board of directors on 30 July 2015.

Having reassessed the principal risks, the directors consider it appropriate to adopt the going concern basis of accounting in preparing the unaudited condensed consolidated financial statements.

The principal exchange rates against sterling used in these consolidated financial statements are as follows:

	Average Six months ended 30.6.15	Closing As at 30.6.15	Average Six months ended 30.6.14	Closing As at 31.12.14
Euro	1.37	1.41	1.22	1.28
US dollar	1.52	1.57	1.67	1.56
Russian rouble	88.25	87.76	58.45	90.79

Notes to the Unaudited Condensed Consolidated Financial Statements

2.                  SEGMENT ANAYLYSIS

For internal reporting, Rexam is organised into four operating segments for Beverage Cans based on the geographical locations of Europe, AMEA (Africa, Middle East and Asia), North America and South America. For external reporting, the four operating segments for Beverage Cans are combined into two reportable segments, Americas and Europe & Rest of World. Management determined that the Europe and AMEA operating segments, and the North America and South America operating segments, respectively met the criteria for aggregation because they are similar in each of the following areas: (i) the nature of the products and services; (ii) the nature of production processes; (iii) the methods of distribution, and (iv) the types or classes of customers for the products and services. Management also determined that the operating segments aggregated have similar economic characteristics. Beverage Cans comprise aluminium and steel cans for a wide variety of beverages including carbonated soft drinks, beer and energy drinks.

(i) Results

	Sales £m	Underlying operating profit(1) £m	Underlying return on sales(2) %	Exceptional and other items(3) £m	Totals £m
Six months ended 30 June 2015:
Continuing operations
Americas	1,071	92	8.6	(19)	73
Europe & Rest of World	898	87	9.7	(55)	32
Total reportable segments	1,969	179	9.1	(74)	105
Share of post-tax profits of associates and joint ventures					5
Retirement benefit obligations net interest cost					(6)
Net interest expense					(22)
Profit before tax					82
Tax					(26)
Total profit for the period					56
Six months ended 30 June 2014:
Continuing operations
Americas	1,023	112	10.9	2	114
Europe & Rest of World	858	85	9.9	(3)	82
Total reportable segments	1,881	197	10.5	(1)	196
Share of post-tax profits of associates and joint ventures					4
Retirement benefit obligations net interest cost					(8)
Net interest expense					(28)
Profit before tax					164
Tax					(42)
Profit for the period from continuing operations					122
Discontinued operations
Profit for the period from discontinued operations					92
Total profit for the period					214

(1)

Comprises operating profit before exceptional and other items. See note 3 for exceptional items. Other items comprise the amortisation of certain acquired intangible assets and fair value changes on certain operating derivatives.

(2)	Comprises underlying operating profit, as defined in 1, divided by sales.
(3)

See note 3 for exceptional items. Other items comprise the amortisation of certain acquired intangible assets of £2m for the six months ended 30 June 2015 (six months ended 30 June 2014: £1m) and fair value losses on certain operating derivatives of £17m for the six months ended 30 June 2015 (six months ended 30 June 2014: gains of £9m)

Notes to the Unaudited Condensed Consolidated Financial Statements

Americas sales are disclosed after deducting £7m of sales to Europe & Rest of World (six months ended 30 June 2014: £6m). Sales by Europe & Rest of World to Americas were not material in either period. Non specific costs are allocated to reportable segments on the basis of net operating assets.

(ii) Assets and liabilities

	As at 30.6.15 Assets £m	As at 30.6.15 Liabilities £m	As at 31.12.14 Assets £m	As at 31.12.14 Liabilities £m
Americas	1,735	(491)	1,740	(463)
Europe & Rest of World	2,105	(521)	1,910	(504)
Total reportable segments	3,840	(1,012)	3,650	(967)
Associates and joint ventures	86	—	80	—
Unallocated assets and liabilities(1)	678	(2,217)	857	(2,206)
	4,604	(3,229)	4,587	(3,173)

(1)

Unallocated assets comprise derivative assets, deferred tax assets, pension assets, pension escrow investment, insurance backed assets and cash and cash equivalents which are used as part of the Group’s financing offset arrangements. Unallocated liabilities comprise borrowings, derivative liabilities, current and non-current tax liabilities, deferred tax liabilities and retirement benefit obligations.

3.                  EXCEPTIONAL ITEMS

	Six months ended 30.6.15 £m	Six months ended 30.6.14 £m
Restructuring	(24)	(7)
Transaction related costs	(20)	—
Employee incentive related costs	(10)	—
Other exceptional items	(1)	(2)
Exceptional items before tax	(55)	(9)
Tax on exceptional items	7	1
Total exceptional items after tax	(48)	(8)

Restructuring relates to reorganisation costs for the European beverage cans business, costs incurred with respect to conversion of steel beverage can lines to aluminium, and for the six months ended 30 June 2015 is net of a £2m reversal for certain employee related costs no longer required. Transaction related costs have been incurred as a consequence of the proposed acquisition of Rexam by Ball Corporation. Employee incentive related costs are expected to be incurred as a consequence of the proposed acquisition of Rexam by Ball Corporation. Other exceptional items comprise an increase in a legal provision relating to a historic dispute in a business that originated prior to Rexam ownership of £1m (six months ended 30 June 2014: £2m).

Notes to the Unaudited Condensed Consolidated Financial Statements

4.                  RETIREMENT BENEFIT OBLIGATIONS

	UK defined benefit pensions £m	US defined benefit pensions £m	Other defined benefit pensions £m	Total defined benefit pensions £m	Defined contribution plans £m	Early retirement and long service obligations £m	Total pensions £m	Retiree medical £m	Gross retirement benefit obligations £m
At 1 January 2015	89	(306)	(60)	(277)	—	(10)	(287)	(106)	(393)
Exchange differences	—	2	5	7	—	1	8	1	9
Acquisition of business (Note 17)	—	—	—	—	—	(3)	(3)	—	(3)
Service cost	(6)	(8)	—	(14)	(2)	(1)	(17)	(1)	(18)
Net interest (cost)/credit	2	(5)	(1)	(4)	—	—	(4)	(2)	(6)
Actuarial (losses)/gains	(18)	(23)	5	(36)	—	—	(36)	3	(33)
Cash contributions and payments	4	18	1	23	2	—	25	4	29
Other movements	—	1	—	1	—	—	1	—	1
At 30 June 2015	71	(321)	(50)	(300)	—	(13)	(313)	(101)	(414)

Gross retirement benefit obligations at 30 June 2015 of £414m are reduced by tax of £140m, giving rise to net retirement benefit obligations of £274m.

The principal assumptions for defined benefit pensions are set out below.

	UK As at 30.6.15%	USA As at 30.6.15%	Other As at 30.6.15%	UK As at 31.12.14%	USA As at 31.12.14%	Other As at 31.12.14%
Discount rate	3.80	3.80	2.62	3.70	3.60	2.34
Future pension increases	3.30	—	1.19	3.20	—	1.19
Future salary increases	4.80	4.00	2.81	4.70	4.00	2.81
Inflation rate	3.30	2.50	2.00	3.20	2.50	2.00

Notes to the Unaudited Condensed Consolidated Financial Statements

5.                  INTEREST

	Six months ended 30.6.15 £m	Six months ended 30.6.14 £m
(i) Interest expense
Bank overdrafts	(4)	(4)
Bank loans	(3)	(3)
US private placements	(10)	(9)
Subordinated bond	(16)	(20)
Interest on financing derivatives	6	9
Foreign exchange gains/(losses)	2	(3)
Fair value losses on financing derivatives	—	(1)
Total interest expense	(25)	(31)

(ii) Interest income
Cash and cash equivalents	3	3

6.                  TAX

The effective income tax rate for profit from continuing operations was 32% for the six months ended 30 June 2015, compared with 26% for the six months ended 30 June 2014. In 2015, the effective income tax rate was significantly impacted by exceptional items whose full impact was booked in the half. These include the treatment of transaction related costs, incurred as a consequence of the proposed acquisition of Rexam by Ball Corporation, as non deductible for tax purposes. In addition, Rexam’s rate varies according to its profit mix across its businesses.

The main rate of corporation tax in the UK decreased from 21% to 20% from 1 April 2015. The July 2015 Budget Statement announced reductions in the main rate of UK corporation tax from 20% to 19% from 1 April 2017 and from 19% to 18% from 1 April 2020. The changes, which were not substantively enacted at the balance sheet date, are not reflected in the reported deferred tax balances. They are not expected to have a material impact on deferred tax balances.

Notes to the Unaudited Condensed Consolidated Financial Statements

7.                  EARNINGS PER SHARE

	Underlying Six months ended 30.6.15 Pence	Basic Six months ended 30.6.15 Pence	Diluted Six months ended 30.6.15 Pence	Underlying Six months ended 30.6.14 Pence	Basic Six months ended 30.6.14 Pence	Diluted Six months ended 30.6.14 Pence
Continuing operations	16.8	7.8	7.8	16.2	15.8	15.6
Discontinued operations	—	—	—	1.9	11.9	11.8
Total operations	16.8	7.8	7.8	18.1	27.7	27.4

	Continuing operations attributable to Rexam PLC £m	Discontinued operations attributable to Rexam PLC £m	Continuing operations attributable to Rexam PLC £m	Non controlling interests £m	Total operations £m
Six months ended 30 June 2015:
Underlying profit before tax	154	—	154	2	156
Tax on underlying profit	(36)	—	(36)	—	(36)
Underlying profit for the period	118	—	118	2	120
Total exceptional and other items after tax	(63)	—	(63)	(1)	(64)
Total profit for the period	55	—	55	1	56
Six months ended 30 June 2014:
Underlying profit before tax	166	25	191	—	191
Tax on underlying profit	(41)	(10)	(51)	—	(51)
Underlying profit for the period	125	15	140	—	140
Total exceptional and other items after tax	(3)	77	74	—	74
Total profit for the period	122	92	214	—	214

	Six months ended 30.6.15 Millions	Six months ended 30.6.14 Millions
Weighted average number of shares in issue	702.3	773.9
Dilution on conversion of outstanding share options	6.1	8.0
Weighted average number of shares in issue on a diluted basis	708.4	781.9

Notes to the Unaudited Condensed Consolidated Financial Statements

Underlying earnings per share from continuing operations is based upon underlying profit for the period attributable to Rexam PLC divided by the weighted average number of shares in issue. Basic earnings per share from continuing operations is based on total profit for the period from continuing operations attributable to Rexam PLC divided by the weighted average number of shares in issue. Diluted earnings per share from continuing operations is based on total profit for the period from continuing operations attributable to Rexam PLC divided by the weighted average number of shares in issue on a diluted basis. Underlying profit for the period is profit before exceptional items, the amortisation of certain acquired intangible assets, fair value changes on certain operating derivatives and fair value changes on financing derivatives.

8.                  DISCONTINUED OPERATIONS

There were no discontinued operations in the six months ended 30 June 2015. In the six months ended 30 June 2014, the Group’s Healthcare business was treated as a discontinued business as set out below. The sale of Healthcare was completed in June 2014.

£m
Sales	164
Operating expenses	(137)
Profit before tax	27
Tax	(10)
Profit after tax	17
Profit on disposal	75
Total discontinued profit for the period	92

9.                  EQUITY DIVIDENDS

	Six months ended 30.6.15 £m	Six months ended 30.6.14 £m
Final dividend for 2014 of 11.9p paid on 27 May 2015	84	—
Final dividend for 2013 of 11.7p paid on 3 June 2014	—	92
	84	92

An interim dividend per equity share of 5.8p has been declared for 2015 and is payable on 24 September 2015. This dividend has not been accrued in these condensed consolidated financial statements.

Notes to the Unaudited Condensed Consolidated Financial Statements

10.           GOODWILL

Six months ended 30.6.15 £m
At 1 January 2015	1,218
Exchange differences	(45)
Acquisition of business (Note 17)	10
At 30 June 2015	1,183

11.           OTHER INTANGIBLES ASSETS

Six months ended 30.6.15 £m
At 1 January 2015	26
Exchange differences	(2)
Acquisition of business (Note 17)	82
Additions	3
Amortisation for the period	(5)
Transfer from property, plant and equipment	1
At 30 June 2015	105

12.           PROPERTY, PLANT AND EQUIPMENT

Six months ended 30.6.15 £m
At 1 January 2015	1,275
Exchange differences	(55)
Acquisition of business (Note 17)	67
Additions	106
Depreciation for the period	(68)
Transfer to other intangible assets	(1)
At 30 June 2015	1,324

Commitments placed for future capital expenditure on property, plant and equipment not provided at 30 June 2015 are £102m.

Notes to the Unaudited Condensed Consolidated Financial Statements

13.           PROVISIONS

Six months ended 30.6.15 £m
At 1 January 2015	(97)
Exchange differences	6
Acquisition of business (Note 17)	(2)
Charge for the period	(25)
Released in the period	3
Cash utilisation	15
At 30 June 2015	(100)

The charge for the period includes £20m relating to reorganisation costs for the European beverage cans business. Cash utilisation includes £10m relating to share based payment schemes.

14.           NET BORROWINGS

Six months ended 30.6.15 £m
At 1 January 2015	(1,098)
Exchange differences	53
Acquisition of business (Note 17)	(53)
Decrease in cash and cash equivalents	(100)
Proceeds from borrowings	(48)
Repayment of borrowings	1
Fair value and other changes	(39)
At 30 June 2015	(1,284)

Proceeds from borrowings comprise a drawdown of multi currency revolving credit and bilateral credit facilities and repayment of borrowings comprises the repayment of bank loans.

	As at 30.6.15 £m	As at 31.12.14 £m
Cash and cash equivalents	187	288
Bank overdrafts	(23)	(17)
Bank loans	(354)	(253)
US private placements	(476)	(481)
Subordinated bond	(576)	(665)
Financing derivatives	(42)	30
	(1,284)	(1,098)

Notes to the Unaudited Condensed Consolidated Financial Statements

Net borrowings are reconciled to the consolidated balance sheet as set out below.

	As at 30.6.15 £m	As at 31.12.14 £m
Total derivative financial instruments (net)	(67)	2
Derivatives not included in net borrowings	25	28
Financing derivatives included in net borrowings	(42)	30
Cash and cash equivalents	187	288
Borrowings included in current liabilities	(380)	(292)
Borrowings included in non current liabilities	(1,049)	(1,124)
	(1,284)	(1,098)

Derivatives comprise financing derivatives relating to underlying items of a financial nature (interest rate swaps, cross currency swaps and forward foreign exchange contracts) and operating derivatives relating to business transactions (forward commodity contracts and forward foreign exchange contracts).

15.           FINANCIAL INSTRUMENTS

(i) Carrying amount and fair value of financial assets and liabilities

	Derivatives used for hedging £m	Derivatives not used for hedging £m	Loans and receivables £m	Available for sale assets £m	Other financial liabilities £m	Total carrying amount £m	Total fair value £m
At 30 June 2015:
Financial assets
Cash and cash equivalents	—	—	187	—	—	187	187
Trade and other receivables(1)	—	—	533	—	—	533	533
Available for sale financial assets	—	—	—	1	—	1	1
Derivatives	80	57	—	—	—	137	137
Financial liabilities
Trade and other payables(2)	—	—	—	—	(865)	(865)	(865)
Bank overdrafts	—	—	—	—	(23)	(23)	(23)
Bank loans	—	—	—	—	(354)	(354)	(354)
US private placements	—	—	—	—	(476)	(476)	(498)
Subordinated bond	—	—	—	—	(576)	(576)	(542)
Derivatives	(25)	(179)	—	—	—	(204)	(204)
	55	(122)	720	1	(2,294)	(1,640)	(1,628)

Notes to the Unaudited Condensed Consolidated Financial Statements

	Derivatives used for hedging £m	Derivatives not used for hedging £m	Loans and receivables £m	Available for sale assets £m	Other financial liabilities £m	Total carrying amount £m	Total fair value £m
At 31 December 2014:
Financial assets
Cash and cash equivalents	—	—	288	—	—	288	288
Trade and other receivables(1)	—	—	478	—	—	478	478
Available for sale financial assets	—	—	—	1	—	1	1
Derivatives	136	69	—	—	—	205	205
Financial liabilities
Trade and other payables(2)	—	—	—	—	(820)	(820)	(820)
Bank overdrafts	—	—	—	—	(17)	(17)	(17)
Bank loans	—	—	—	—	(253)	(253)	(253)
US private placements	—	—	—	—	(481)	(481)	(513)
Subordinated bond	—	—	—	—	(665)	(665)	(608)
Derivatives	(31)	(172)	—	—	—	(203)	(203)
	105	(103)	766	1	(2,236)	(1,467)	(1,442)

(1)	Excludes prepayments and taxes.
(2)	Excludes social security and other taxes.

Market values have been used to determine the fair values of available for sale financial assets, bank overdrafts and floating rate bank loans. The carrying values of trade and other receivables and trade and other payables are assumed to approximate to their fair values due to their short term nature. The fair value of the subordinated bond has been determined by reference to quoted market prices at the close of business on 30 June 2015 and 31 December 2014, respectively. The fair value of the US private placements has been approximated using the market value of similar instruments with similar parameters issued around the same time.  The fair values of interest rate swaps, cross currency swaps and fixed rate loans have been determined by discounting cash flows at prevailing interest rates. The fair value of forward foreign exchange contracts has been determined by marking those contracts to market against prevailing forward foreign exchange rates. The fair value of forward commodity contracts has been determined by marking those contracts to market at prevailing forward prices.

The subordinated bond is categorised as level 1 in the fair value measurement table, as a quoted market price has been used to determine its fair value. All other financial instruments in the above tables are categorised as level 2 in the fair value measurement hierarchy, whereby the fair value is determined by using valuation techniques. The valuation techniques for level 2 instruments use observable market data where it is available and rely less on estimates.

The Group has unrealised aluminium commodity derivative contracts that were ineffective from an accounting perspective. These are included in the “derivatives not used for hedging” column above.

Notes to the Unaudited Condensed Consolidated Financial Statements

16.           RECONCILIATION OF PROFIT BEFORE TAX TO CASH GENERATED FROM OPERATIONS

	Six months ended 30.6.15 £m	Six months ended 30.6.14 £m
Continuing operations
Profit before tax	82	164
Adjustments for:
Share of post tax profits of associates and joint ventures	(5)	(4)
Net interest expense	22	28
Depreciation of property, plant and equipment	68	67
Amortisation of intangible assets	5	3
Movement in working capital	(56)	(73)
Movement in provisions	7	(11)
Movement in retirement benefit obligations	(5)	(7)
Fair value changes on operating derivatives	14	(6)
Other adjustments	9	(4)
Cash generated from continuing operations	141	157
Discontinued operations
Cash outflow from discontinued operations	—	(22)
Cash generated from operations	141	135

17.           ACQUISITION OF BUSINESSES

On 22 January 2015, the Group acquired a 51% controlling interest in United Arab Can Manufacturing Limited (UAC), a Saudi Arabian beverage can maker. Details of the acquisition are set out below.

£m
Cash consideration	69
Completion adjustment receivable	(1)
Total consideration	68
Fair value of net assets acquired	(58)
Goodwill	10

Goodwill is attributable to the value of synergies and the workforce and is not expected to be deductible for tax purposes.

Notes to the Unaudited Condensed Consolidated Financial Statements

	Carrying values at acquisition £m	Fair value adjustments £m	Fair value of net assets acquired £m
Intangible assets	—	82	82
Property, plant and equipment	55	12	67
Net working capital	41	(4)	37
Cash and cash equivalents	3	—	3
Bank loans	(53)	—	(53)
Retirement benefit obligations	(3)	—	(3)
Provisions	—	(2)	(2)
Tax	—	(13)	(13)
Net assets before non controlling interests	43	75	118
Non controlling interests	(21)	(39)	(60)
Net assets	22	36	58

Goodwill is attributable to the value of synergies and the workforce and is not expected to be deductible for tax purposes. The fair value adjustments comprise recognition of intangible assets relating to customer contracts and relationships of £74m and the UAC trade name of £8m, a revaluation of property, plant and equipment of £12m, a write down of inventories and spare parts of £4m, onerous contracts of £2m and tax of £13m, of which £10m is deferred in relation to intangible assets and other fair value adjustments and £3m is in relation to income taxes. The fair value of non controlling interests of £60m, represents a 49% share of net assets before non controlling interests and tax of £64m, less a share of tax of £4m, reflecting the non controlling interests lower tax liability.

Sales and operating profit for UAC included in the consolidated income statement for the period from acquisition to 30 June 2015 were £36m and £5m, respectively.

On 15 January 2015, the Group acquired a 50% joint venture interest in Envases del Istmo SA (Endelis),  a Panamanian beverage can maker, for £5m. Goodwill of £2m has been allocated to this joint venture.

On 28 April 2015, the Group acquired the remaining non controlling interest in Rexam HTW Beverage Can (India) Private Limited for £1m.

Consideration for acquisitions is reconciled to the consolidated cash flow statement as follows:

£m
Cash consideration paid for UAC	69
Less: cash and cash equivalents acquired with UAC	(3)
Cash consideration paid for Endelis	5
Purchase of non controlling interest	1
Net cash outflow included in the consolidated cash flow statement	72

18.           CONTINGENT LIABILITIES

There have been no significant changes to the Group’s contingent liabilities since 31 December 2014.

19.           RELATED PARTY TRANSACTIONS

There are no related party transactions requiring disclosure. Key management compensation will be disclosed in the 2015 annual financial statements.